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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 12, 2006

                              IVANHOE ENERGY INC.
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            (Exact name of registrant as specified in its charter)

                                 YUKON, CANADA
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                (State or Other Jurisdiction of Incorporation)


                000-30586                            98-0372413
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         (Commission File Number)                 (I.R.S. Employer
                                               Identification Number)


       SUITE 654 - 999 CANADA PLACE
           VANCOUVER, BC, CANADA                       V6C 3E1
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   (Address of Principal Executive Office)           (Zip Code)

                                (604) 688-8323
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              (Registrant's telephone number, including area code)

                                NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STOCK PURCHASE AGREEMENT:

On May 12, 2006, Ivanhoe Energy Inc. (the "Registrant"), a corporation incorporated under the laws of the Yukon Territory, entered into a Stock Purchase Agreement (the "Agreement") by and among the Registrant, Sunwing Holding Corporation, a Barbados corporation and a wholly-owned subsidiary of the Registrant, Sunwing Energy Ltd. ("Sunwing"), a corporation organized under the laws of Bermuda and an indirect wholly-owned subsidiary of the Registrant, and China Mineral Acquisition Corporation ("China Mineral"), a "blank check" public corporation organized under the laws of the State of Delaware.

If the transaction is completed, the new public company would be approximately 80% owned by the Registrant on a primary share basis before giving effect to the exercise of outstanding warrants, options and contingent consideration granted to the Registrant and assuming no China Mineral stockholders exercise conversion rights under its charter. Immediately prior to the combination, China Mineral will redomesticate to the British Virgin Islands as China Ivanhoe Energy Ltd. ("China Ivanhoe Energy") and will acquire 100% of the issued and outstanding stock of Sunwing for shares of China Ivanhoe Energy ordinary equity with a value of US$100 million, subject to working capital and long-term debt adjustments. In addition, China Mineral will grant to the Registrant performance warrants and a contingent right to receive additional shares, which together may provide the Registrant with an additional 14% ownership interest in China Ivanhoe Energy (not including the exercise of outstanding warrants and options for China Mineral stock).

The proposed business combination of Sunwing and China Mineral and the redomestication of China Mineral into the British Virgin Islands require the approval of China Mineral stockholders. If approved by China Mineral stockholders, the proposed business combination will be completed as soon as possible after the special meeting but in any event on or prior to its charter requirement of August 30, 2006.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as
Exhibit 10.1 hereto and incorporated herein by reference.

On May 12, 2006, China Mineral filed with the SEC a joint prospectus/proxy statement on Form S-4 relating to the proposed business combination.

The Registrant issued a press release announcing the transaction on May 15, 2006. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

10.1 Stock Purchase Agreement dated May 12, 2006, by and among the Registrant, Sunwing Holding Corporation, Sunwing Energy Ltd. and China Mineral Acquisition Corporation

99.1 Press Release dated May 15, 2006 announcing the signing of an agreement for a business combination between Ivanhoe Energy Inc.'s China operations and China Mineral Acquisition Corporation, a U.S. public company


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           IVANHOE ENERGY INC.

Date: May 17, 2006                         By: /s/ W. Gordon Lancaster
                                               ------------------------------
                                               Chief Financial Officer







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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                      EXHIBIT TITLE OR DESCRIPTION
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10.1     Stock  Purchase  Agreement  dated  May 12,  2006,  by and  among  the
         Registrant, Sunwing Holding Corporation, Sunwing Energy Ltd. and China Mineral Acquisition Corporation

99.1 Press Release dated May 15, 2006 announcing the signing of an agreement for a business combination between Ivanhoe Energy Inc.'s China operations and China Mineral Acquisition Corporation, a U.S. public company